Exhibit (d)(1)(ii)

SCHEDULE A
TO THE AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
BETWEEN PROFUNDS AND PROFUND ADVISORS LLC
AS OF July 26, 2021
PROFUNDS:1
Banks UltraSector ProFund	0.75%
Basic Materials UltraSector ProFund	0.75%
Bear ProFund	0.75%
Biotechnology UltraSector ProFund	0.75%
Bull ProFund	0.75%
Communication Services UltraSector ProFund2	0.75%
Consumer Goods UltraSector ProFund	0.75%
Consumer Services UltraSector ProFund	0.75%
Europe 30 ProFund	0.75%
Falling U.S. Dollar ProFund	0.75%
Financials UltraSector ProFund	0.75%
Government Money Market ProFund	0.35%
Health Care UltraSector ProFund	0.75%
Industrials UltraSector ProFund	0.75%
Internet UltraSector ProFund	0.75%
Large-Cap Growth ProFund	0.75%
Large-Cap Value ProFund	0.75%
Mid-Cap Growth ProFund	0.75%
Mid-Cap ProFund	0.75%
Mid-Cap Value ProFund	0.75%
NASDAQ-100 ProFund	0.70%
Oil & Gas UltraSector ProFund	0.75%
Oil Equipment & Services UltraSector ProFund3	0.75%
Pharmaceuticals UltraSector ProFund	0.75%
Precious Metals UltraSector ProFund	0.75%
Real Estate UltraSector ProFund	0.75%
Rising Rates Opportunity 10 ProFund	0.75%
Rising Rates Opportunity ProFund	0.75%
Rising U.S. Dollar ProFund	0.75%
Semiconductor UltraSector ProFund	0.75%
Short NASDAQ-100 ProFund	0.75%
Short Oil & Gas ProFund	0.75%
Short Precious Metals ProFund	0.75%
Short Real Estate ProFund	0.75%
Short Small-Cap ProFund	0.75%
Small-Cap Growth ProFund	0.75%
Small-Cap ProFund	0.75%
Small-Cap Value ProFund	0.75%
Technology UltraSector ProFund	0.75%
Telecommunications UltraSector ProFund	0.75%
U.S. Government Plus ProFund	0.50%
UltraBear ProFund	0.75%
UltraBull ProFund	0.75%
UltraChina ProFund	0.75%

1All fees are computed daily and paid monthly

2f/k/a Mobile Telecommunications UltraSector ProFund

3f/k/a Oil Equipment, Services & Distribution UltraSector ProFund

Exhibit (d)(1)(ii)
UltraDow 30 ProFund	0.75%
UltraEmerging Markets ProFund	0.75%
UltraInternational ProFund	0.75%
UltraJapan ProFund	0.90%
UltraLatin America ProFund	0.75%
UltraMid-Cap ProFund	0.75%
UltraNASDAQ-100 ProFund	0.75%
UltraShort China ProFund	0.75%
UltraShort Dow 30 ProFund	0.75%
UltraShort Emerging Markets ProFund	0.75%
UltraShort International ProFund	0.75%
UltraShort Japan ProFund	0.90%
UltraShort Latin America ProFund	0.75%
UltraShort Mid-Cap ProFund	0.75%
UltraShort NASDAQ-100 ProFund	0.75%
UltraShort Small-Cap ProFund	0.75%
UltraSmall-Cap ProFund	0.75%
Utilities UltraSector ProFund	0.75%
Access Flex High Yield ProFund	0.75%
Access Flex Bear High Yield ProFund	0.75%
Bitcoin Strategy ProFund	0.45%
PROFUNDS VP:4
ProFund VP Asia 30	0.75%
ProFund VP Banks	0.75%
ProFund VP Basic Materials	0.75%
ProFund VP Bear	0.75%
ProFund VP Biotechnology	0.75%
ProFund VP Bull	0.75%
ProFund VP Consumer Goods	0.75%
ProFund VP Consumer Services	0.75%
ProFund VP Dow 30	0.75%
ProFund VP Emerging Markets	0.75%
ProFund VP Europe 30	0.75%
ProFund VP Falling U.S. Dollar	0.75%
ProFund VP Financials	0.75%
ProFund VP Health Care	0.75%
ProFund VP Industrials	0.75%
ProFund VP International	0.75%
ProFund VP Internet	0.75%
ProFund VP Japan	0.75%
ProFund VP Large-Cap Growth	0.75%
ProFund VP Large-Cap Value	0.75%
ProFund VP Mid-Cap	0.75%
ProFund VP Mid-Cap Growth	0.75%
ProFund VP Mid-Cap Value	0.75%
ProFund VP Government Money Market	0.75%
ProFund VP NASDAQ-100	0.75%
ProFund VP Oil & Gas	0.75%
ProFund VP Pharmaceuticals	0.75%
ProFund VP Precious Metals	0.75%
ProFund VP Real Estate	0.75%

4All fees are computed daily and paid monthly

Exhibit (d)(1)(ii)
ProFund VP Rising Rates Opportunity	0.75%
ProFund VP Semiconductor	0.75%
ProFund VP Short Dow 30	0.75%
ProFund VP Short Emerging Markets	0.75%
ProFund VP Short International	0.75%
ProFund VP Short Mid-Cap	0.75%
ProFund VP Short NASDAQ-100	0.75%
ProFund VP Short Small-Cap	0.75%
ProFund VP Small-Cap	0.75%
ProFund VP Small-Cap Growth	0.75%
ProFund VP Small-Cap Value	0.75%
ProFund VP Technology	0.75%
ProFund VP Telecommunications	0.75%
ProFund VP U.S. Government Plus	0.50%
ProFund VP UltraBull	0.75%
ProFund VP UltraMid-Cap	0.75%
ProFund VP UltraNASDAQ-100	0.75%
ProFund VP UltraShort Dow 30	0.75%
ProFund VP UltraShort NASDAQ-100	0.75%
ProFund VP UltraSmall-Cap	0.75%
ProFund VP Utilities	0.75%
ProFund Access VP High Yield	0.75%
PROFUND ADVISORS LLC,	PROFUNDS,
a Maryland limited liability company	a Delaware statutory trust
By: /s/Michael L. Sapir	By: /s/Todd B. Johnson
Michael L. Sapir	Todd B. Johnson
Chief Executive Officer	President